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Exhibit 10.45

SERIES A-1 INCREMENTAL LOAN AMENDMENT

        SERIES A-1 INCREMENTAL LOAN AMENDMENT dated as of December 31, 2002 (this "Series A-1 Incremental Loan Amendment") to the Credit Agreement referred to below, between Sinclair Broadcast Group, Inc., the Series A-1 Incremental Lenders party hereto and to said Credit Agreement (including each Person that becomes a Series A-1 Incremental Lender pursuant to a Lender Addendum (as defined below)), and JPMorgan Chase Bank, as Administrative Agent.

        The Borrower, the subsidiary guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, as Administrative Agent, are parties to a Credit Agreement dated as of July 15, 2002 (as amended and in effect from time to time, the "Credit Agreement") providing for extensions of credit (by means of loans and letters of credit) in an aggregate original principal amount up to but not exceeding $600,000,000.

        Section 2.01(c) of the Credit Agreement contemplates that at any time and from time to time prior to December 31, 2009, the Borrower may request that the Lenders offer to enter into commitments to make Incremental Loans under and as defined in said Section 2.01(c), which Incremental Loans may be made in one or more separate "series" of term loans or revolving loans but which in the aggregate may not exceed $300,000,000. The Borrower has now requested that Incremental Term Loans in an aggregate amount of $125,000,000 under said Section 2.01(c) be made available to it on the terms and conditions set forth below (the "Series A-1 Incremental Term Loans"). The Series A-1 Incremental Lenders (as defined below) are willing to make such loans on such terms and conditions and in accordance with the applicable provisions of the Credit Agreement and, accordingly, the parties hereto hereby agree as follows:

ARTICLE I

DEFINED TERMS

        Terms defined in the Credit Agreement are used herein as defined therein. In addition, the following terms have the meanings specified below:

        "Lender Addendum" means, with respect to each Series A-1 Incremental Lender, a Lender Addendum substantially in the form of Annex 1 to this Series A-1 Incremental Loan Amendment, executed and delivered by such Lender as provided in Section 2.05 of this Series A-1 Incremental Loan Amendment.

        "Series A-1 Effective Date" means the date on which the conditions specified in Article IV of this Series A-1 Incremental Loan Agreement are satisfied (or waived by the Required Series A-1 Incremental Lenders), but not later than January 31, 2003.

        "Series A-1 Incremental Lender" means (a) as of the Series A-1 Effective Date, a Person that has executed and delivered a Lender Addendum (which has been accepted by the Borrower and the Administrative Agent) setting forth the Series A-1 Incremental Term Loan Commitment for such Person and (b) thereafter, the Lenders from time to time holding Series A-1 Incremental Term Loans after giving effect to any assignments thereof pursuant to Section 10.04 of the Credit Agreement.

        "Series A-1 Incremental Term Loan Commitment" means, with respect to each Series A-1 Incremental Lender, the commitment of such Lender to make a Series A-1 Incremental Term Loan hereunder. The amount of each Series A-1 Incremental Lender's Series A-1 Incremental Term Loan Commitment is set forth in the Lender Addendum executed and delivered by such Lender. The aggregate original amount of the Series A-1 Incremental Term Loan Commitments is $125,000,000.

ARTICLE II

SERIES A-1 TERM LOANS

        Section 2.01. Commitments. Subject to the terms and conditions set forth in this Series A-1 Incremental Loan Amendment and in the Credit Agreement, each Series A-1 Incremental Lender agrees to make a Series A-1 Incremental Term Loan to the Borrower on the Series A-1 Effective Date in a principal amount equal to such Lender's Series A-1 Incremental Term Loan Commitment. Proceeds of the Series A-1 Incremental Term Loans shall be available for any use permitted under the second sentence of Section 6.08 of the Credit Agreement.

        Section 2.02. Termination of Commitments. Unless previously terminated, the Series A-1 Incremental Term Loan Commitments shall terminate after the Borrowing of the Series A-1 Incremental Term Loans on the Series A-1 Effective Date.

        Section 2.03. Repayment of Series A-1 Incremental Term Loans.

        The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Series A-1 Incremental Lenders the outstanding principal amount of the Series A-1 Incremental Term Loans on each Term Loan Principal Payment Date set forth below in an aggregate principal amount equal to the percentage of the aggregate principal amount of the Series A-1 Incremental Term Loans set forth opposite such Term Loan Principal Payment Date:

Term Loan Principal Payment Date Falling on or Nearest to:	Amounts (%):
June 30, 2004	0.25
September 30, 2004	0.25
December 31, 2004	0.25
March 31, 2005	0.25
June 30, 2005	0.25
September 30, 2005	0.25
December 31, 2005	0.25
March 31, 2006	0.25
June 30, 2006	0.25
September 30, 2006	0.25
December 31, 2006	0.25
March 31, 2007	0.25
June 30, 2007	0.25
September 30, 2007	0.25
December 31, 2007	0.25
March 31, 2008	0.25
June 30, 2008	0.25
September 30, 2008	0.25
December 31, 2008	0.25
March 31, 2009	0.25
June 30, 2009	0.25
September 30, 2009	0.25
December 31, 2009	94.50

To the extent not previously paid, all Series A-1 Incremental Term Loans shall be due and payable on the Term Loan Maturity Date (which date shall constitute the Incremental Term Loan Maturity Date for the Series A-1 Incremental Term Loans); provided that such final maturity date may be accelerated pursuant to Section 2.08(b) of the Credit Agreement.

        Section 2.04. Applicable Rate. The Applicable Rate for Series A-1 Incremental Term Loans (i) which are ABR Loans shall be 1.25% and (ii) which are Eurodollar Loans shall be 2.25%. No commitment fee shall be payable with respect to the Series A-1 Incremental Term Loan Commitments.

        Section 2.05. Delivery of Lender Addendum. Each Lender immediately prior to the Series A-1 Effective Date who wishes to become a Series A-1 Incremental Lender and each other Person who wishes to become a Series A-1 Incremental Lender but is not a Lender immediately prior to the Series A-1 Effective Date (each such other Person, a "New Lender") shall become a Series A-1 Incremental Lender by delivering to the Administrative Agent a Lender Addendum duly executed by such Lender or other Person, as the case may be (and accepted by the Borrower and the Administrative Agent). Upon such execution and delivery (and such acceptance) and subject to Article IV of this Series A-1 Incremental Loan Amendment, each such Lender or other Person, as the case may be, shall become a Series A-1 Incremental Lender under this Series A-1 Incremental Loan Amendment and the Credit Agreement, having the Series A-1 Incremental Term Loan Commitment set forth in its Lender Addendum (and, in the case of each New Lender, shall become a Lender for all purposes of the Credit Agreement).

        Section 2.06. Status of Agreement. The Series A-1 Incremental Term Loan Commitments of the Series A-1 Incremental Lenders constitute Incremental Term Loan Commitments, the Series A-1 Incremental Lenders constitute Incremental Lenders and the Series A-1 Incremental Term Loans constitute a single Series of Incremental Term Loans under the Credit Agreement. This Series A-1 Incremental Loan Amendment constitutes an Incremental Loan Amendment thereunder.

ARTICLE III

REPRESENTATION AND WARRANTIES

        The Borrower represents and warrants to the Series A-1 Incremental Lenders and the Administrative Agent that (a) each of the representations and warranties of the Borrower set forth in the Credit Agreement, and of each Obligor in each of the other Loan Documents to which it is a party, is true and correct on and as of the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty is true and correct as of such specific date) and as if each reference therein to the Credit Agreement or such other Loan Document (as the case may be) included reference to this Series A-1 Incremental Loan Amendment and (b) immediately prior to and immediately after giving effect to this Series A-1 Incremental Loan Amendment, no Default has occurred and is continuing or will result from the application of the proceeds of the Series A-1 Incremental Term Loans.

ARTICLE IV

CONDITIONS

        The effectiveness of this Series A-1 Incremental Loan Amendment and the obligations of the Series A-1 Incremental Lenders to make Series A-1 Incremental Term Loans on the Series A-1 Effective Date is subject to the satisfaction (or waiver by the Required Series A-1 Incremental Lenders) of the following conditions precedent:

        (a)    Counterparts of Agreement.    The Administrative Agent shall have received from each party hereto either (i) a counterpart of this Series A-1 Incremental Loan Amendment signed on behalf of such party (or, in the case of each Series A-1 Incremental Lender, a Lender Addendum signed on behalf of such Lender (and accepted by the Borrower and the Administrative Agent) or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Series A-1 Incremental Loan Amendment or a Lender Addendum) that such party has signed a counterpart hereof or a Lender Addendum, as the case may be.

        (b)    Fees and Expenses.    The Administrative Agent and the Series A-1 Incremental Lenders shall have received all fees due and payable on or prior to the Series A-1 Effective Date required to be paid by the Borrower in connection with this Series A-1 Incremental Loan Amendment.

        (c)    Other Conditions.    Each of the conditions set forth in the first sentence of Section 5.02 of the Credit Agreement and in clause (a) of Section 5.03 of the Credit Agreement shall have been satisfied.

        (d)    Officer's Certificates.    The Administrative Agent shall have received a certificate, dated the Series A-1 Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, (i) confirming compliance with the conditions under clause (c) of this Article IV, and (ii) demonstrating in reasonable detail compliance with clause (a) of Section 5.03 of the Credit Agreement.

        (e)    Opinion of Counsel to the Borrower.    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Series A-1 Incremental Lenders and dated the Series A-1 Effective Date) of Thomas & Libowitz, P.A., counsel for the Borrower, with respect to this Series A-1 Incremental Loan Amendment, the Credit Agreement as amended hereby and certain matters relating to the Borrower, in form and substance satisfactory to the Administrative Agent (and the Borrower hereby instructs such counsel to deliver such opinion to the Administrative Agent and the Series A-1 Incremental Lenders).

        (f)    Consummation of Bond Tender Offer.    The Administrative Agent shall have received evidence satisfactory to it that, concurrently with the making of the Series A-1 Incremental Term Loans, the tender offer and consent solicitation by the Borrower with respect to its 8 3/4% Senior Subordinated Notes due 2007 (issued pursuant to that certain Indenture dated as of December 17, 1997, as from time to time supplemented, by and among the Borrower, certain of the Borrower's direct and indirect wholly-owned Subsidiaries, as guarantors, and Wachovia Bank, National Association (formerly First Union National Bank)) shall have been consummated.

        (g)    Other Documents.    The Administrative Agent shall have received such other documents relating to this Series A-1 Incremental Loan Amendment as the Administrative Agent may reasonable request.

ARTICLE V

CONFIRMATION OF GUARANTEES AND SECURITY

        By its signature hereto, the Borrower confirms on its behalf and on behalf of each of the Subsidiary Guarantors that the obligations of the Borrower in respect of the Series A-1 Incremental Term Loans under this Series A-1 Incremental Loan Amendment and the Credit Agreement (i) constitute "Guaranteed Obligations" under Article III of the Credit Agreement and (ii) are entitled to the benefits of the Security Agreement and constitute "Secured Obligations" (as defined in the Security Agreement).

ARTICLE VI

MISCELLANEOUS

        SECTION 6.01. Expenses. The Borrower agrees to pay, or reimburse the Administrative Agent for paying, all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMCB, in connection with the preparation of this Series A-1 Incremental Loan Amendment.

        SECTION 6.02. Integration; Counterparts; Successors. Except as expressly provided herein, all provisions of the Credit Agreement apply to the Series A-1 Incremental Term Loans and the Credit Agreement shall remain unchanged and in full force and effect. This Series A-1 Incremental Loan Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Series A-1 Incremental Loan Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        SECTION 6.03. Governing Law. This Series A-1 Incremental Loan Amendment shall be construed in accordance with and governed by the law of the State of New York.

        SECTION 6.04. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Series A-1 Incremental Loan Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Series A-1 Incremental Loan Amendment.

        IN WITNESS WHEREOF, the parties hereto have caused this Series A-1 Incremental Loan Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER
SINCLAIR BROADCAST GROUP, INC.
	By	/s/ DAVID B. AMY Name: David B. Amy Title: Chief Financial Officer
ADMINISTRATIVE AGENT
JPMORGAN CHASE BANK, as Administrative Agent
	By	/s/ TRACEY NAVIN EWING Name: Tracey Navin Ewing Title: Vice President

ANNEX 1

[Form of Lender Addendum]

LENDER ADDENDUM

        Reference is made to the Series A-1 Incremental Loan Amendment dated as of December 31, 2002 (the "Series A-1 Incremental Loan Amendment") to the Credit Agreement referred to below, between Sinclair Broadcast Group, Inc., each Series A-1 Incremental Lender party thereto and JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent"), which Series A-1 Incremental Loan Amendment is being entered into pursuant to Section 2.01(c) of the Credit Agreement dated as of July 15, 2002 (the "Credit Agreement") among the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto and the Administrative Agent. Terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Series A-1 Incremental Loan Amendment and the Credit Agreement.

        By its signature below, subject to the acceptance hereof by the Borrower and the Administrative Agent as provided below and subject to the conditions set forth in Article IV of the Series A-1 Incremental Loan Amendment, the undersigned hereby becomes a Series A-1 Incremental Lender under the Series A-1 Incremental Loan Amendment and the Credit Agreement, having the Series A-1 Incremental Term Loan Commitment set forth below beneath its name.

        This Lender Addendum shall be construed in accordance with and governed by the law of the State of New York. This Lender Addendum may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

        IN WITNESS WHEREOF, the undersigned has caused this Lender Addendum to be duly executed and delivered by its proper and duly authorized officer as of the date of the Series A-1 Incremental Loan Amendment.

NAME OF SERIES A-1 INCREMENTAL LENDER:

____________________________________

By	Name: Title:

Amount of Series A-1 Incremental Term Loan Commitment: $

Accepted and agreed:
JPMORGAN CHASE BANK, as Administrative Agent
By:	Name: Title:
SINCLAIR BROADCAST GROUP, INC.
By:	Name: David B. Amy Title: Chief Financial Officer

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  Exhibit 10.45
SERIES A-1 INCREMENTAL LOAN AMENDMENT
ARTICLE I DEFINED TERMS
ARTICLE II SERIES A-1 TERM LOANS
ARTICLE III REPRESENTATION AND WARRANTIES
ARTICLE IV CONDITIONS
ARTICLE V CONFIRMATION OF GUARANTEES AND SECURITY
ARTICLE VI MISCELLANEOUS
  ANNEX 1
LENDER ADDENDUM